UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 24, 2012

PUNCHLINE RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-146934	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

736 Bay Street, Suite 1205, Toronto, Ontario, Canada	M5G 2M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(416) 619-0611

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 24, 2012, we issued a news release providing an update to the acquisition of certain mining claims which are situated in the Empress and Winnemucca Mountain Properties in Nevada (the “Empress Project”).

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated September 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUNCHLINE RESOURCES LTD.

/s/ Ramzan Savji
Ramzan Savji
President and Director

Date: September 28, 2012